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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)               November 22, 1995
                                                               -----------------

                                IMRE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



        0-12943                                          22-2389839
------------------------                      ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


401 Queen Anne Avenue North
Seattle, Washington                                                        98109
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (206) 298-9400



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


                                Page 1 of 6 Pages
                             Exhibit Index on Page 4

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ITEM 5.  OTHER EVENTS

     On November 22, 1995, IMRE Corporation (the "Company" or "IMRE") issued a press release announcing receipt of a complaint that was filed in the United States District Court for the Northern District of California, claiming that the Company's PROSORBA-Registered Trademark- column allegedly infringes a patent issued February 25, 1992 to David S. Terman, M.D. which was subsequently assigned in July 1993 to DTER-ENT, Inc., a California corporation.

     IMRE first received a notice of a claim of infringement from DTER-ENT, Inc. in July 1993. The Company has reviewed the complaint with legal counsel and believes that there is no merit to the claim. The Company intends to vigorously defend against the action.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

 20.1     Press release dated November 22, 1995.

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SIGNATURES:

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             IMRE CORPORATION



    November 27, 1995                        By  /s/ Alex P. de Soto
-------------------------                      -------------------------------
          Date                                 Alex P. de Soto
                                               Vice President,
                                               Chief Financial Officer, and
                                               Chief Accounting Officer

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                                INDEX TO EXHIBITS


Exhibit Number     Exhibit                                   Page
--------------     -------                                   ----

 20.1              Press release dated November 22, 1995